Exhibit 10.1

AMENDMENT NO. 1
TO REVOLVING CREDIT AGREEMENT

     This Amendment No. 1 to Revolving Credit Agreement, dated as of August 29, 2002 (this “Amendment”), amends that certain Revolving Credit Agreement, dated as of May 22, 2002 (the “Credit Agreement”), among BARNES & NOBLE, INC., a Delaware corporation, (the “Borrower”), the lending institutions listed on Schedule 1 to the Credit Agreement (the “Banks”), Fleet National Bank, as administrative agent for itself and each other Bank (in such capacity, the “Administrative Agent”), ING Capital LLC, as documentation agent, Wachovia Bank, National Association, as syndication agent, and Fleet Securities, Inc. and First Union Securities, Inc. (d/b/a Wachovia Securities), as co-arrangers.

     WHEREAS, the Borrower has requested certain amendments to the Credit Agreement and the Bank parties hereto are willing to agree to such amendments.

     NOW, THEREFORE, in consideration of these premises, the promises, mutual covenants and agreements contained in this Amendment and fully intending to be legally bound hereby, the parties hereby agree as follows:

     1.     Capitalized Terms. Terms used in this Amendment which are not defined herein, but which are defined in the Credit Agreement, shall have the same respective meanings herein as therein.

     2.     Amendment to Credit Agreement.

     2.1. Amendment of Section 5.7. The second sentence of Section 5.7 of the Credit Agreement is deleted and is replaced with the following two sentences:

“Except as expressly set forth in the following sentence, no portion of any Loans shall be used for the purpose of purchasing or carrying any “margin security” or “margin stock” as such terms are used in Regulations U or X of the Board of Governors of the Federal Reserve System. The Borrower will be permitted to use Loan proceeds to purchase “margin security” or “margin stock” as such term is used Regulations U or X of the Board of Governors of the Federal Reserve System (“Regulations U or X”) so long as (i) immediately upon giving effect to the purchase of such “margin security” or “margin stock”, there is no violation of any of the so-called margin stock regulations set forth in Regulations U or X, and (ii) the Borrower shall complete in all respects any required forms (including, without limitation, Form FR U-1 and amendments thereto), with all attachments thereto (including a then current list of collateral which adequately supports all credit extended hereunder) pursuant to Regulations U or X and deliver such forms in a timely manner to the Administrative Agent.”

     2.2. Amendment of Section 6.9(b). Section 6.9(b) is hereby amended and restated in its entirety as follows:

"(b) the Borrower may effect redemptions and repurchases of its stock and pay dividends to its stockholders, provided that, with respect to this clause (b), (x) no Default or Event of Default has occurred or is continuing, both before and after giving effect to any such distributions, dividends, redemptions, repurchases and payments, and (y) the cumulative aggregate amount of redemptions and repurchases made from and after the Closing Date, shall not exceed, when made, an aggregate amount equal to the sum of $150,000,000 plus 15% of the Borrower’s Cumulative Excess Cash Flow.”

     3.     Effectiveness. This Amendment shall become effective on the first date when the following conditions are met (the “Amendment Effective Date”):

(a) the Administrative Agent shall have received counterparts hereof signed by the Required Banks, all of the Guarantors and the Borrower (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received in form satisfactory to it a telecopy or other written confirmation from such party of execution of a counterpart hereof by such party);

(b) the Administrative Agent shall have received payment of an amendment fee for each Bank which shall have executed and delivered a counterpart hereof as contemplated by clause (a), such amendment fee to be in an amount equal to (1) 0.10% of such Bank’s Commitment if such Bank shall have done so not later than 5:00 p.m. New York time on August 21, 2002, or (2) 0.05% of such Bank’s Commitment if such Bank shall have done so not later than 5:00 p.m. New York time on August 28, 2002; and

(c) each of the Administrative Agent and the Arranger shall have received payment of all amendment fees, other costs, fees and expenses (including, without limitation, reasonable legal fees and expenses for which invoices shall have been submitted to the Borrower) and other compensation payable to any of the foregoing on or prior to the Amendment Effective Date in connection with the Loan Documents.

     Promptly after the Amendment Effective Date occurs, the Administrative Agent shall notify the Borrower and the Banks thereof, and such notice shall be conclusive and binding on all parties hereto.

     4.     Ratification; Miscellaneous. Except as amended hereby, all other provisions, terms and conditions of the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall continue in full force and effect. Each of the representations and warranties made by the Borrower or any other member of the Borrower Affiliated Group in any of the Loan Documents was true and correct when made and is true and correct in all material respects on and as of the date hereof (except to the extent that such representations and warranties relate expressly to an earlier date), and no Default or Event of Default exists on the date hereof. This Amendment shall not be deemed a waiver of any defaults that may exist under any of the Loan Documents. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of the State of New York without giving effect to the conflict of law principles thereof.

     IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Revolving Credit Agreement as of this 29th day of August, 2002.

BARNES & NOBLE, INC., Borrower

By: /s/ Larry Zilavy Name: Larry Zilavy Title: Chief Financial Officer

FLEET NATIONAL BANK, as a Bank and as Administrative Agent

By: /s/ Alexis Griffin Name: Alexis Griffin Title: Vice President

ING CAPITAL LLC, as a Bank and as Documentation Agent

By: /s/ William B. Redmond Name: William B. Redmond Title: Director

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Bank and as Syndication Agent

By: /s/ Thomas M. Harper Name: Thomas M. Harper Title: Senior Vice President

CITICORP USA, INC., as a Bank

By: /s/ Marc C. Merlino Name: Marc C. Merlino Title: Vice President

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SUNTRUST BANK, as a Bank

By: /s/ Todd Sheets Name: Todd Sheets Title: AVP

THE BANK OF NEW YORK, as a Bank

By: /s/ William M. Barnum Name: William M. Barnum Title: Vice President

WELLS FARGO BANK NA, as a Bank

By:

Name: Title:

JPMORGAN CHASE BANK, as a Bank

By: /s/ Rebecca Vogel Name: Rebecca Vogel Title: Vice President

MIZUHO CORPORATE BANK, LTD., as a Bank

By: /s/ J. Kenneth Biegen Name: J. Kenneth Biegen Title: Senior Vice President

SOVEREIGN BANK, as a Bank

By: /s/ Jesse Wong Name: Jesse Wong Title: AVP

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NATIONAL CITY BANK, as a Bank

By: /s/ Thomas J. McDonnell Name: Thomas J. McDonnell Title: Senior Vice President

BANK OF AMERICA, N.A., as a Bank

By: /s/ Amy Krovocheck Name: Amy Krovocheck Title: Vice President

COMERICA BANK, as a Bank

By: /s/ Joel S. Gordon Name: Joel S. Gordon Title: Assistant Vice President

FIFTH THIRD BANK, as a Bank

By: /s/ Ann Pierson Name: Ann Pierson Title: Corporate Banking Officer

MELLON BANK, N.A. , as a Bank

By: /s/ Louis E. Flori Name: Louis E. Flori Title: Vice President

U.S. BANK, NATIONAL ASSOCIATION, as a Bank

By: /s/ Thomas L. Bayer Name: Thomas L. Bayer Title: Vice President

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ALLFIRST BANK, as a Bank

By: /s/ Carol A. Dalton Name: Carol A. Dalton Title: Senior Vice President

FIRST HAWAIIAN BANK, as a Bank

By: /s/ Charles L. Jenkins Name: Charles L. Jenkins Title: Vice President, Manager

HIBERNIA NATIONAL BANK, as a Bank

By: /s/ Michael R. Geissler Name: Michael R. Geissler Title: Vice President

Acknowledged and Agreed:

BARNES & NOBLE BOOKSELLERS, INC., Guarantor
By: /s/ Larry Zilavy

Name: Larry Zilavy Title: Chief Financial Officer Hereunto Duly Authorized

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B. DALTON BOOKSELLER, INC., Guarantor

By: /s/ Larry Zilavy

Name: Larry Zilavy Title: Chief Financial Officer Hereunto Duly Authorized

DOUBLEDAY BOOK SHOPS, INC., Guarantor

By: /s/ Larry Zilavy

Name: Larry Zilavy Title: Chief Financial Officer Hereunto Duly Authorized

B&N.COM HOLDING CORP., Guarantor

By: /s/ Larry Zilavy

Name: Larry Zilavy Title: Chief Financial Officer Hereunto Duly Authorized

CCI HOLDINGS, INC., Guarantor

By: /s/ Larry Zilavy

Name: Larry Zilavy Title: Chief Financial Officer Hereunto Duly Authorized